UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 30, 2022, Farmland Partners, Inc. (the “Company”), Farmland Partners Operating Partnership, LP and FPI Agribusiness, Inc. (“FPI Agribusiness”) entered into a Letter Agreement (the “Letter Agreement”) with Murray R. Wise, a member of the Company’s board of directors (the “Board”) and the Chairman and Chief Executive Officer of Murray Wise Associates LLC (“MWA”), a wholly owned subsidiary of FPI Agribusiness, regarding Mr. Wise’s continued employment and gradual retirement from MWA, and transition into an advisory role focused on sourcing new farmland transactions and advising the Company’s brokerage, auction and farm management business. Mr. Wise’s entry into the Letter Agreement will have no impact on his status as a member of the Board.

The Letter Agreement provides for a term commencing on January 1, 2023 and ending on December 31, 2025, during the first eighteen (18) months of which Mr. Wise will serve as the Chairman Emeritus of MWA (the “Initial Term”). Following the expiration of the Initial Term, any services provided to the Company by Mr. Wise will be in his capacity as an independent contractor and not as an employee of the Company. Pursuant to the Letter Agreement, Mr. Wise will be paid an annual base salary of $120,000, which reflects a reduction in Mr. Wise’s compensation commensurate with his new roles within the Company. Mr. Wise will also be eligible to earn additional compensation based on commissions received by MWA directly related to transactions generated by Mr. Wise.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated December 30, 2022, by and between Farmland Partners Inc., Farmland Partners Operating Partnership, LP, FPI Agribusiness, Inc. and Murray R. Wise
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

January 5, 2023	By:	/s/ Luca Fabbri
Luca Fabbri
President